Janus Aspen Series

Janus Henderson Global Unconstrained Bond Portfolio

(the “Portfolio”)

Institutional Shares

Service Shares

Supplement dated October 29, 2018

to Currently Effective Prospectuses

Summary

The purpose of this Supplement is to provide you with important information regarding changes to your Portfolio, which includes updated disclosure to reflect (1) that the term “bonds” refers to a variety of fixed-income securities and instruments, including, but not limited to, commercial paper; (2) that exposure to fixed-income instruments may also be obtained through investments in investment companies and real estate investment trusts; (3) the Portfolio’s ability to increase its investments in special situation companies; and (4) risks related to these types of investments.

These above changes are detailed in the next section.

Prospectus Changes

Effective October 29, 2018, the Prospectuses for the Portfolio are amended as follows:

1.	The following replaces in its entirety the information under “Principal Investment Strategies” in the Portfolio Summary section of the Portfolio’s Prospectuses:

The Portfolio seeks to provide long-term positive returns and to preserve capital through various market environments by managing portfolio duration, credit risk, and volatility. As an “unconstrained” portfolio, the Portfolio has the flexibility to invest across all fixed-income asset classes, and is not managed to be compared to any specific index. The Portfolio has significant latitude to pursue opportunities across the fixed-income spectrum to create a diversified portfolio of varying maturities, including moving between sectors or across credit risk, and may have long, short, or negative duration.

The Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. For purposes of this 80% policy, the term bonds refers to a variety of fixed-income securities and instruments, and include, but are not limited to such investments as government notes and bonds, corporate bonds, convertible bonds, commercial paper, commercial and residential mortgage-backed securities, asset-backed securities, zero-coupon bonds, and derivatives such as forwards, swap agreements, futures contracts, and options that provide exposure to various fixed-income instruments (“Fixed-Income Instruments”). The Portfolio’s exposure to Fixed-Income Instruments may also be obtained through investments in other entities such as investment companies, including mutual funds, exchange-traded funds (“ETFs”), and closed-end funds or through real estate investment trusts. In pursuing its investment objective, the Portfolio will have exposure to investments that are economically tied to a number of countries throughout the world.

The Portfolio’s average portfolio duration may range from negative 4 years to plus 6 years. As of December 31, 2017, the Portfolio’s average portfolio duration was –0.54 years. The Portfolio may invest without limit in high-yield/high-risk bonds, also known as “junk” bonds. The Portfolio may also invest in money market instruments (which may include reverse repurchase agreements), loan participations and assignments, foreign debt securities (which may include investments in emerging markets up to 50% of the Portfolio’s net assets), preferred stock, and equity securities. The Portfolio may invest in shares of companies through initial public offerings. The Portfolio may invest in special situations companies, including companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. The Portfolio may invest in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. Due to the nature of the securities in which the Portfolio invests, it may have relatively high portfolio turnover compared to other portfolios.

The Portfolio may invest all of its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Portfolio may utilize swap agreements, including index and single-name credit default swaps, inflation-linked swaps, interest rate swaps, and total return swaps. The Portfolio may also use forward foreign currency exchange contracts, interest rate futures, options, options on futures, commodity and index futures, swaptions, and various other derivatives. Derivatives are used for various investment purposes, such as, but not limited to, to manage or hedge portfolio risk, interest rate risk, or currency exposure, to gain exposure to or to short individual securities, and to earn income, meet liquidity needs, enhance return, manage duration, or manage credit exposure. The Portfolio’s exposure to derivatives will vary.

The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis, and may engage in short sales of equity and fixed-income securities. The Portfolio may implement short positions through derivatives such as options, futures, or swaps. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques.

The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

2.	The following is added immediately after the Equity Securities Risk under “Principal Investment Risks” in the Portfolio Summary section of the Portfolio’s Prospectuses:

Special Situations Risk.  The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. This may also include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Special situations may result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and the Portfolio’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.

Exchange-Traded and Mutual Funds Risk.  The Portfolio may invest in ETFs and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Portfolio invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s or mutual fund’s expenses. The Portfolio is also subject to the risks associated with the securities in which the ETF or mutual fund invests.

Please retain this Supplement with your records.

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